UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a)
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NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
PROXY STATEMENT
PROPOSAL 1 — ELECTION OF DIRECTORS
BOARD AND COMMITTEE MEETINGS
COMPENSATION OF DIRECTORS
SECTION 16( a ) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
EXECUTIVE OFFICERS OF THE COMPANY
REPORT OF COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION
AUDIT FEES
AUDIT COMMITTEE REPORT
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
EXECUTIVE COMPENSATION
EMPLOYMENT AGREEMENTS
STOCK OPTION GRANTS IN OUR LAST FISCAL YEAR
AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION VALUES
EQUITY COMPENSATION PLAN INFORMATION
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
PERFORMANCE GRAPH
EXPENSES OF SOLICITATION
CODE OF CONDUCT AND ETHICS
STOCKHOLDER PROPOSALS AND NOMINATIONS FOR DIRECTOR
OTHER MATTERS
ANNUAL REPORT

230 THIRD AVENUE
WALTHAM, MASSACHUSETTS 02451

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON WEDNESDAY, JUNE 14, 2006

TO OUR STOCKHOLDERS:

Please take notice that the 2006 Annual Meeting of stockholders of OXiGENE, Inc., a Delaware corporation, will be held on Wednesday, June 14, 2006, at 8:00 a.m., local time, at the Benjamin Hotel, located at 125 East 50th Street, New York, NY 10022, for the following purposes:

1. To elect eight members to the Board of Directors to hold office until the 2007 annual meeting of stockholders and until their successors are duly elected and qualified; and

2. To transact such other business as may be properly brought before the Annual Meeting and any adjournments thereof.

The Board of Directors has fixed the close of business on April 21, 2006 as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting and at any adjournments thereof. A list of stockholders of record will be available at the meeting and, during the 10 days prior to the meeting, at the office of the Secretary at the above address.

All stockholders are cordially invited to attend the Annual Meeting. Whether you plan to attend the Annual Meeting or not, you are requested to complete, sign, date and return the enclosed proxy card as soon as possible in accordance with the instructions on the proxy card. A pre-addressed, postage prepaid return envelope is enclosed for your convenience.

BY ORDER OF THE BOARD OF DIRECTORS

Frederick W. Driscoll
President and Chief Executive Officer

April 28, 2006

230 THIRD AVENUE
WALTHAM, MASSACHUSETTS 02451
(781) 547-5900

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS
WEDNESDAY, JUNE 14, 2006

We have sent you this proxy statement and the enclosed proxy card because our Board of Directors is soliciting your proxy to vote at the 2006 Annual Meeting of stockholders and any adjournments of the Annual Meeting. This Proxy Statement summarizes the information you need to know to vote at the Annual Meeting. You do not need to attend the Annual Meeting to vote your shares. Instead, you may vote your shares by marking, signing, dating and returning the enclosed proxy card. This Proxy Statement and the proxy card were first mailed to stockholders on or about May 12, 2006.

Who Can Vote.  Record holders of our common stock at the close of business on the record date, April 21, 2006, may vote at the Annual Meeting. On the record date, approximately 90 record holders held 28,037,497 shares of our outstanding common stock. Holders of common stock are entitled to one vote per share on all matters to be voted on by stockholders.

How You Can Vote.  You can only vote your shares if you are either present in person or represented by proxy at the Annual Meeting. Whether you plan to attend the Annual Meeting or not, we urge you to complete, sign and date the enclosed proxy card and to return it promptly in the envelope provided. Returning the proxy card will not affect your right to attend the Annual Meeting and vote. If you properly fill in your proxy card and send it to us in time, the “proxy” (one of the individuals named on the proxy card) will vote your shares as you have directed. If you sign the proxy card but do not make specific choices, the proxy will vote your shares as recommended by the Board of Directors.

Recommendation of the Board of Directors.  The Board of Directors recommends that you vote “FOR” the election of the eight (8) director nominees.

If any other matter is properly presented, the proxyholders will vote your shares in accordance with their best judgment. At the time this Proxy Statement was printed, we knew of no matters that needed to be acted on at the Annual Meeting, other than those discussed in this Proxy Statement.

Revocation of Proxies.  If you return your proxy card, you may revoke your proxy at any time before it is exercised. You may revoke your proxy in any one of the following ways:

•	by voting in person at the Annual Meeting;

•	by delivering a written notice of revocation dated after the date of the proxy card to our principal offices at 230 Third Avenue, Waltham, Massachusetts 02451, Attention — Secretary; or

•	by timely delivering another proxy card dated after the date of the proxy card that you wish to revoke.

Voting in Person.  If you plan to attend the Annual Meeting and vote in person, we will give you a ballot when you arrive. However, if your shares are held in the name of your broker, bank or other nominee, you must bring an account statement or letter from the nominee indicating that you were the beneficial owner of the shares on April 21, 2006, the record date for determining who is entitled to vote.

Required Votes.  The vote that is required for approval of the proposal is as follows:

Proposal 1: Elect Directors	The nominees for director who receive the most votes (also known as a “plurality” of the votes) will be elected.

Broker Non-Votes, Withholdings and Abstentions.

•	Broker Non-Votes: If your broker holds your shares in its name and cannot vote your shares on a particular matter because the broker does not have instructions from you or discretionary voting authority on that matter, this is referred to as a “broker non-vote.” Broker non-votes will have no effect on the results of this vote. Your broker will be entitled to vote your shares on Proposal 1.

•	Withholdings: Withholding authority to vote for a nominee for director will have no effect on the results of this vote.

•	Abstentions: Abstentions are not counted for purposes of electing directors.

Quorum.  The presence, in person or by proxy, of the holders of a majority of the outstanding shares of our common stock is necessary to constitute a quorum at the Annual Meeting. Votes of stockholders of record who are present at the meeting in person or by proxy, abstentions, and broker non-votes are counted for purposes of determining whether a quorum exists.

Throughout this Proxy Statement, the terms “OXiGENE,” “WE,” “US,” “OUR” or “COMPANY” mean OXiGENE, Inc.

PROPOSAL 1 — ELECTION OF DIRECTORS

Information concerning the nominees for election to the Board of Directors is set forth below. Each nominee for election to the Board of Directors has consented to being named as a nominee and has agreed to serve if elected. If elected, each director would serve for a one-year term, expiring at the 2007 annual meeting of stockholders and until his successor is elected. We will vote your shares as you specify on your proxy card. If you sign, date and return the proxy card but do not specify how you want your shares voted, we will vote them FOR the election of the nominees listed below. If unforeseen circumstances (such as death or disability) make it necessary for the Board of Directors to substitute another person for any of the nominees, we will vote your shares FOR that other person. If we do not name a substitute nominee, the size of the Board of Directors will be reduced. We are not aware of any circumstances that would render any nominee for director unavailable.

Our Board of Directors currently consists of eight members, including five members who are “Non-Employee Directors” within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, as amended. Under our by-laws, the number of members of our Board of Directors is fixed from time to time by the Board of Directors, and directors serve in office until the next annual meeting of stockholders and until their successors have been elected and qualified. The Board of Directors has set the size of the Board of Directors at eight, effective as of the Annual Meeting, and nominated Messrs. Joel-Tomas Citron, David Chaplin, Richard Chin, Frederick W. Driscoll, Arthur B. Laffer, Per-Olof Söderberg, William N. Shiebler and J. Richard Zecher for election at the Annual Meeting. The eight nominees include five members who would qualify as independent directors under the rules of the Nasdaq Stock Market, Inc. A plurality of the shares voted affirmatively at the Annual Meeting is required to elect each nominee as a director.

Each nominee for election to the Board of Directors is currently serving as a director. The following information with respect to each nominee has been furnished to us by that nominee. The ages of the nominees are as of March 31, 2006. We currently employ Messrs. Citron, Chaplin and Driscoll.

JOEL-TOMAS CITRON

Age:	43

Director Since:	2000; Chairman of the Board since December 2001

Principal Occupation:	Mr. Citron is President and Chief Executive Officer of Jovian Holdings Inc.

Business Experience:	Mr. Citron has served as President and Chief Executive Officer of Jovian Holdings Inc. since 2002. Mr. Citron served as the Chairman of Provide Commerce, Inc., a San Diego-based company, from 2001 to 2006. From 1998 to 2001 he was Vice Chairman, President and Chief Executive Officer of Miami-based MasTec, Inc. Mr. Citron served as Chairman of the Board and President of Proventus Inc., and was a Senior Executive of Proventus AB, a large international investment company based in Stockholm, Sweden, from 1992 to 1998.

DAVID CHAPLIN, Ph.D.

Age:	50

Director Since:	2005; Vice Chairman of the Board since December 2005

Principal Occupation:	Dr. Chaplin has served as our Chief Scientific Officer and Head of Research and Development since July 2000.

Business Experience:	From 1999 to 2000, Dr. Chaplin served as Vice President of Oncology at Aventis Pharma in Paris. Prior to the merger of Rhone Poulenc Rorer (“RPR”) with Hoechst Marion Roussell, Dr. Chaplin was Senior Director of Oncology at RPR from 1998 to 1999. From 1992 to 1998, Dr. Chaplin headed up the Cancer Research Campaign’s (“CRC”) Tumor Microcirculation Group, based at the Gray Laboratory Cancer Research Trust, Mount Vernon Hospital, London. During this time, he was also a member of the CRC Phase I/ II clinical trials committee. Dr. Chaplin also served as Section Head of Cancer Biology at Xenova in the U.K. from 1990 to 1992, and held a senior staff appointment at the British Columbia Cancer Research Centre from 1982 to 1990.

RICHARD CHIN, M.D.

Age:	39

Director Since:	2005

Principal Occupation:	Dr. Richard Chin, M.D. has served as Senior Vice President and Head of Global Development for Elan Corporation, plc since May 2005 and served as Senior Vice President and Head of Global Medical Affairs of Elan from June 2004 until May 2005. As Senior Vice President and Head of Global Development for Elan Corporation, Dr. Chin has worldwide responsibility for Clinical Development, Regulatory, Biostatistics, CMC, QA/Compliance, Safety and Medical Affairs.

Business Experience:	Prior to June 2004, Dr. Chin served in various clinical and scientific roles of increasing responsibility for Genentech, Inc. between March 1999 and June 2004, and ultimately served as the company’s Group Director and Head of Clinical Research, Biotherapeutics Unit. While at Genentech, Dr. Chin oversaw approximately 50% of the Phase I through Phase IV clinical trials. He played leadership roles on multiple projects, including Genetech’s anti-VEGF antibody, Lucentis, and served as Team Leader for Avastin® Non-Oncology Teams. Dr. Chin began his career in pharmaceuticals in July 1997 at Procter and Gamble Pharmaceuticals where he served as Associate Medical Director. Dr. Chin holds a Medical Degree from Harvard Medical School. He received a Masters degree and Bachelor of Arts degree in Law with honors from Oxford University, England under a Rhodes Scholarship. He graduated with a Bachelor of Arts in Biology, magna cum laude, from Harvard University. Dr. Chin is a Diplomate, American Board of Internal Medicine and is licensed to practice medicine in California.

Other Directorships:	Dr. Chin currently serves on the Scientific Advisory Board of Genmedica, located in Barcelona, Spain.

FREDERICK W. DRISCOLL

Age:	55

Director Since:	2002

Principal Occupation:	Mr. Driscoll has served as our President and Chief Executive Officer since June 11, 2002. Prior to that, Mr. Driscoll served as our President of Operations and Finance from 2000 to 2002.

Business Experience:	Prior to joining us, from 1996 to 2000, Mr. Driscoll worked at Collagenesis Corporation, most recently as Senior Vice President of Finance and Operations. From 1974 to April 1996, he served in various senior management positions at Instrumentation Laboratory.

Other Directorships:	Neurofibromatosis, Inc. (private).

ARTHUR B. LAFFER, PH.D.

Age:	65

Director Since:	1998

Principal Occupation:	Dr. Laffer has been the Chairman and Chief Executive Officer of Laffer Associates, an economic research and financial consulting firm, since 1979. Dr. Laffer is also a co-founder, Chairman and Chief Executive Officer of Laffer Advisers, Inc., a broker dealer, since 1981, and a co-founder, Chairman and Chief Executive Officer of Laffer Investments, an institutional money management firm, since 1999.

Business Experience:	From 1981 to 1989, Dr. Laffer was a member of President Ronald Reagan’s Economic Policy Advisory Board. Dr. Laffer was a member of the Policy Committee and the Board of Directors of the American Council for Capital Formation in Washington, D.C. He was a Distinguished University Professor at Pepperdine University, and a member of Pepperdine’s Board of Directors. From 1976 to 1984, Dr. Laffer was the Charles B. Thornton Professor of Business Economics at the University of Southern California. From 1970 to 1976, Dr. Laffer was an Associate Professor of Business Economics at the University of Chicago. From 1972 to 1977, Dr. Laffer was a consultant to the Secretaries of Treasury and Defense. From October 1970 to July 1972, Dr. Laffer was the First Chief Economist at the Office of Management and Budget under George Shultz, while on leave of absence from the University of Chicago.

Other Directorships:	Dr. Laffer serves on the board of directors or board of advisors of numerous public and private companies, including Veolia Environment (public), MPS Group, Inc. (public), Nicholas Applegate Growth Equity Fund (public 40 Act company) and William Lyon Homes (public).

PER-OLOF SÖDERBERG

Age:	50

Director Since:	1997

Principal Occupation:	Mr. Söderberg is Chairman and co-owner of Söderberg & Partners, a financial services company specializing in pension money consulting and insurance brokerage in the Scandinavian market.

Business Experience:	Mr. Söderberg holds a Masters degree from Stockholm’s School of Economics and an MBA from INSEAD, France. Mr. Söderberg has twenty-five years business experience as a board member of several companies and as an investor, but also with wholesale and trading companies located in Scandinavia. Prior to founding Söderberg & Partners in 2004, Mr. Söderberg was President of Dahl International for fifteen years, a company which has grown from a local wholesaler to the leading wholesaler in its area with over 250 affiliates in Denmark, Norway, Poland, Sweden, Estonia and Finland.

Other Directorships:	RATOS, a private equity company publicly listed in Stockholm; Dahl International, a leading building material wholesaler; and a board member of the Stockholm School of Economics.

WILLIAM N. SHIEBLER

Age:	64

Director Since:	2002

Principal Occupation:	Mr. Shiebler is Non-Executive Vice Chairman of Deutsche Asset Management.

Business Experience:	Prior to joining Deutsche Bank, Mr. Shiebler was the President and CEO of Putnam Mutual Funds. In 1999, Mr. Shiebler retired from Putnam Investments until March 2002 when he assumed his responsibilities at Deutsche Bank.

Other Directorships:	Mr. Shiebler is a Director of Attensity Corp. (private). Mr. Shiebler is a Trustee of various Scudder Mutual Funds. Mr. Shiebler is also a Trustee or Director of a number of corporate and community organizations, including the U.S. Ski Team, and the Oquirrh Institute. Mr. Shiebler is also a member of the presidential commission on Medicare.

J. RICHARD ZECHER, PH.D.

Age:	65

Principal Occupation:	Mr. Zecher is a founder of Investor Analytics, an Internet-based risk management system that supports portfolio managers, and the Head of the Investor Analytics Institute, the research arm of Investor Analytics. Mr. Zecher also co-founded Sutton Asset Management, a global macroeconomic hedge fund.

Business Experience:	Prior to founding Investor Analytics, Mr. Zecher was President and CEO of UBS Asset Management, Inc., and of its predecessor, Chase Investors Management Corporation. From 1986 to 1990, Mr. Zecher held the positions of Treasurer and Global Risk Manager at the Chase Manhattan Bank, and from 1981 to 1986 he was the Chief Economist at Chase. He served as a Public Director on the Chicago Board Options Exchange from 1979 through 1997, and was Chairman of its Audit Committee from 1988 through 1997.

Other Directorships:	Mr. Zecher is the Chairman of the Board of Queensboro Management, Limited and a board member of Investor Analytics LLC and Sutton Asset Management LLC.

UNLESS A STOCKHOLDER INDICATES OTHERWISE, EACH RETURNED PROXY WILL BE VOTED “FOR” THE ELECTION TO THE BOARD OF DIRECTORS OF EACH OF THE EIGHT NOMINEES NAMED ABOVE.

BOARD AND COMMITTEE MEETINGS

During 2005, the Board of Directors held five meetings. In addition, the Board of Directors has established three committees whose functions and current members are noted below. The Audit Committee, the Compensation Committee and the Nominating and Governance Committee (collectively, the “Board Committees”) are committees of the Board of Directors and consist solely of members of the Board of Directors. The Board Committees met a total of six times in 2005. Each incumbent director attended 75% or more of the aggregate number of meetings of the Board of Directors and Board Committees on which he served during 2005. The Board has also adopted a policy under which each member of the Board is required to make every effort to attend each annual meeting of our stockholders. Six directors attended our Annual Meeting of stockholders in 2005.

Our Board has determined that the following members of the Board qualify as independent under the definition promulgated by the Nasdaq Stock Market: Messrs. Arthur B. Laffer, Richard Chin, William N. Shiebler, Per-Olof Söderberg and J. Richard Zecher.

Audit Committee.  The Audit Committee consists of Messrs. William N. Shiebler, Per-Olof Söderberg, J. Richard Zecher and Arthur B. Laffer (Chairman). During 2005, the Audit Committee held five meetings. Our Audit Committee has the authority to retain and terminate the services of our independent registered public accounting firm, reviews annual financial statements, considers matters relating to accounting policy and internal controls and reviews the scope of annual audits. The Board has determined that Dr. Laffer is an “audit committee financial expert,” as the Securities and Exchange Commission has defined that term in Item 401 of Regulation S-K. The Board of Directors has adopted a charter for the Audit Committee, which is reviewed and reassessed annually by the Audit Committee.

Securities and Exchange Commission rules require that we disclose our compliance with Nasdaq Stock Market (“Nasdaq”) listing standards regarding the independence of our Audit Committee members and inclusion in the Audit Committee of any non-independent director. Currently, all of our Audit Committee members are independent as defined under Nasdaq listing standards. Please also see the Audit Committee Report set forth on page 12 of this Proxy Statement.

Compensation Committee.  The Compensation Committee consists of Messrs. Arthur B. Laffer (Chairman), William N. Shiebler and J. Richard Zecher. During 2005, the Compensation Committee held one meeting. The Compensation Committee makes recommendations to the Board of Directors regarding the compensation philosophy and compensation guidelines for our executives, the role and performance of our executive officers, appropriate compensation levels for our Chief Executive Officer, which are determined without the Chief Executive Officer present, and other executives based on a comparative review of compensation practices of similarly situated businesses. The Compensation Committee also makes recommendations to the Board regarding the design and implementation of our compensation plans and the establishment of criteria and the approval of performance results relative to our incentive plans. Please also see the Report of Compensation Committee on Executive Compensation, set forth on pages 8-10 of this Proxy Statement. All members of the Compensation Committee qualify as independent under the definition promulgated by Nasdaq.

Nominating and Governance Committee.  The Nominating and Governance Committee consists of Messrs. William N. Shiebler (Chairman), Per-Olof Söderberg and Arthur B. Laffer. During 2005, the Nominating and Governance Committee did not meet. This committee’s role is to make recommendations to the full Board as to the size and composition of the Board and to make recommendations as to particular nominees. All members of the Nominating and Governance Committee qualify as independent under the definition promulgated by Nasdaq. The Nominating and Governance Committee may consider candidates recommended by stockholders, as well as from other sources, such as current directors or officers, third-party search firms or other appropriate sources. For all potential candidates, the Nominating and Governance Committee may consider all factors it deems relevant, such as a candidate’s personal integrity and sound judgment, business and professional skills and experience, independence, knowledge of the industry in which we operate, possible conflicts of interest, diversity, the extent to which the candidate would fill a present need on the Board, and concern for the long-term interests of the stockholders. In general, persons recommended by stockholders will be considered on the same basis as candidates from other sources. If a stockholder wishes to nominate a candidate to be considered for election as a director at the 2007 Annual Meeting of stockholders using the procedures set forth in the Company’s By-laws, it must follow the procedures described below in “Stockholder Proposals and Nominations for Director.” If a stockholder wishes simply to propose a candidate for consideration as a nominee by the Nominating and Governance Committee, it should submit any pertinent information regarding the candidate to the Chairman of the Nominating and Governance Committee by mail at OXiGENE, Inc., 230 Third Avenue, Waltham, Massachusetts 02451. A copy of the Nominating and Governance Committee charter is publicly available on our website at www.oxigene.com.

Shareholder Communications to the Board

Generally, shareholders who have questions or concerns should contact our Investor Relations department at 781-547-5900. However, any shareholders who wish to address questions regarding our business directly with the Board of Directors, or any individual director, should submit his or her questions to the appropriate director using the contact information and instructions for this purpose set forth on the Company’s website at www.oxigene.com.

COMPENSATION OF DIRECTORS

Fees.  Prior to fiscal 2003, directors received no cash compensation for serving on our Board of Directors or committees thereof. In July 2003, our directors adopted a director compensation plan. Under this plan, non-employee directors receive an annual retainer of $25,000 plus $1,500 for attendance at each Board meeting. In addition, each Board Committee chairman receives an annual retainer of $7,500, and each Committee member receives $1,000 for attendance at each Committee meeting. In lieu of the fees described above, Mr. Joel Citron, the Chairman of our Board of Directors, receives $200,000 plus expenses annually under his employment agreement. A detailed description of Mr. Citron’s employment agreement is provided on page 16 of this Proxy Statement.

Equity Incentives.  Under the terms of our 2005 Stock Plan, directors may be granted shares of common stock, stock-based awards and/or stock options to purchase shares of common stock. In 2005, each of our directors received a grant of restricted stock. Each of Messrs. Chin, Laffer, Söderberg, Shiebler and Zecher received 40,000 shares of our restricted common stock; and each of Messrs. Citron, Chaplin and Driscoll received 80,000 shares of our restricted common stock. These shares have full voting rights and are eligible for dividends should they be declared. The restricted stock agreements contain lapsing repurchase rights under which a portion of the shares granted would be forfeited to the Company should the director no longer serve in his capacity as a director prior to the end of the four year vesting term.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) requires our directors and executive officers, and persons who own more than 10% of our common stock to file with the Securities and Exchange Commission and us initial reports of beneficial ownership and reports of changes in beneficial ownership of common stock and other of our equity securities. For these purposes, the term “other equity securities” would include options granted under our 2005 Stock Plan. To our knowledge, based solely on a review of the forms and written representations received by us from our Section 16 reporting persons, during the fiscal year ended December 31, 2005 all Section 16(a) filing requirements applicable to the reporting persons were properly and timely satisfied, except that one report, covering one transaction, was filed late by Dr. Chin.

EXECUTIVE OFFICERS OF THE COMPANY

See above for biographical information pertaining to Joel-Tomas Citron, our Chairman, David Chaplin, our Vice Chairman, Chief Scientific Officer and Head of Research and Development, and Frederick W. Driscoll, our President and Chief Executive Officer.

Scott Young, 44, was appointed Chief Operating Officer in March 2004. Mr. Young served as OXiGENE’s Vice President of Clinical and Regulatory Affairs from January 2002 until March 2004. In addition, since 1999 Mr. Young has served as OXiGENE’s designated regulatory representative to the U.S. Food and Drug Administration and international pharmaceutical regulatory bodies. Prior to joining OXiGENE in 1997, Mr. Young was the principal project manager and regulatory representative for a partnership between Genzyme Corp. and Diacrin, Inc. in the development of xenotransplantation therapy to treat Parkinson’s disease. Mr. Young also has served in several roles at RepliGen Corp. and as a process development scientist at Genetics Institute, now part of Wyeth-Ayerst. Mr. Young holds a Bachelor of Science degree in biochemistry from the University of Massachusetts at Amherst and a Master’s degree in public health from Harvard University.

James B. Murphy, 49, was appointed Chief Financial Officer in March 2004. From 2001 until May 2003, Mr. Murphy was Vice President of Finance for Whatman Inc., of Marlborough, Massachusetts, a subsidiary of U.K.-based Whatman plc (LSE: WHM), a publicly traded manufacturer of filtration and separation products for the pharmaceutical industry. From 1994 through 2001, Mr. Murphy worked at HemaSure (NASDAQ: HMSR), a spin-off of Sepracor, Inc., serving as the company’s Senior Vice President of Finance and Administration, and later as Senior Vice President and Chief Financial Officer. From 1990 to 1994, he was Corporate Controller at Sepracor (NASDAQ: SEPR), a diversified pharmaceutical, medical device and biotechnology products company based in Marlborough, Massachusetts. Mr. Murphy holds a B.A. in economics and accounting from the College of the Holy Cross and is registered as a Certified Public Accountant.

REPORT OF COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

Introduction

Three of our directors, Messrs. Arthur B. Laffer, William N. Shiebler and J. Richard Zecher, constitute the Compensation Committee. Each of Messrs. Laffer, Shiebler and Zecher is a non-employee director. The Compensation Committee, among other things, is responsible for making recommendations to the Board of Directors with respect to:

(1) the compensation philosophy and compensation guidelines for our executives;

(2) the role and performance of each of our executive officers, especially as these affect compensation;

(3) appropriate compensation levels for our Chief Executive Officer and other executives based on a comparative review of compensation practices of similarly situated businesses; and

(4) the design and implementation of our compensation plans and the establishment of criteria and the approval of performance results relative to our incentive plans.

An important consideration in respect of all these criteria is our overriding desire to retain cash and to compensate our executives in stock, which we also believe has the effect of aligning their interests with the interests of our stockholders. As a practical matter, the Compensation Committee sets and administers all compensation of our management directors, Messrs. Citron, Chaplin and Driscoll, since none of Messrs. Citron, Chaplin or Driscoll participate in deliberations regarding, or vote on, their respective compensation matters. The Board of Directors did not modify or reject any action or recommendation of the Compensation Committee regarding compensation for the 2005 fiscal year.

This report sets out the Compensation Committee’s executive compensation philosophy and objectives, describes the components of the executive compensation program and describes the basis on which 2005 executive compensation determinations were made with respect to our executive officers, including those named in the Summary Compensation Table on page 15 of this Proxy Statement.

Compensation Philosophy and Objectives

It is our policy to maintain a flexible managerial and compensation structure so that we may continue to meet our evolving and changing supervisory needs, while tightly controlling our overhead expenses, as our business progresses. As part of this policy, we provide a compensation package that is intended to focus executive behavior on the fulfillment of annual and long-term business objectives, and to create a sense of ownership in the Company that causes executive decisions to be aligned with the best interests of our stockholders. We also recognize that competition in our markets is strong both for obtaining and retaining high quality executives and key employees, and that we must meet the standards of the marketplace if we are to fulfill our managerial and employee goals.

In 2005, total cash remuneration arrangements with our executive officers amounted to approximately $1,323,300. Our policy has been, and continues to be, to maintain a relatively small number of executives and other employees and to rely as much as possible on consultants and independent contractors for research and development efforts, as well as pre-clinical and clinical trials.

Compensation Program Components

Consistent with our executive compensation objectives, compensation for our senior managers consists of two elements: an annual base salary and long-term incentive compensation.

Annual Base Salary.  Base salaries for executive officers are determined with reference to a salary range for each position. Salary ranges are determined by evaluating a particular employee’s position and comparing it with what are believed to be representative prevailing norms for similar positions in similarly sized companies. Within this salary range, an executive’s initial salary level is determined largely through the Compensation Committee’s judgment based on its members’ experience. Salaries are determined at a level to attract, motivate and retain superior executives. We determine annual salary adjustments based on OXiGENE’s performance, the individual executive’s contribution to that performance, prevailing norms and our knowledge and experience.

Long-Term Incentive Compensation.  Long-term incentive compensation is provided by granting options to purchase shares of common stock or restricted stock under our 2005 Stock Plan. In considering awards, the Compensation Committee takes into account such factors as prevailing norms for the ratio of options outstanding to total shares outstanding, the relative influence each executive is expected to have on the building of stockholder value over the long term, and the amount, vesting and expiration dates of each executive’s outstanding options. We look at each executive’s total compensation package and, taking into account our desire to minimize cash outlays as a matter of policy based on fiscal prudence, we expect our executives and key employees to look at the incentive compensation component as being the predominant feature of their overall compensation package.

Consultants’ Compensation.  We continue to rely to a great extent on consultants, including, among others, the members of our Scientific Advisory Board and our Clinical Trial Advisory Board, in the areas of research and development, clinical trials and clinical trial management and marketing. We believe that, at least presently, it is less expensive and more efficient to engage consultants rather than to expand our overhead by hiring individuals for these positions. In order to retain their motivation and long-term commitment, and in order to conserve cash, from time to time these consultants will be granted options under our 2005 Stock Plan.

Other.  Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), disallows a tax deduction to public companies for certain compensation in excess of $1 million paid to each of the Company’s President and Chief Executive Officer and its other most highly compensated executive officers. The Company does not believe that Section 162(m) will generally have an effect on the Company because of the current and anticipated compensation levels of its executive officers, including the President and Chief Executive Officer. However, the Compensation Committee intends to periodically review the potential consequences of Section 162(m) and may structure the annual cash incentive awards under the Company’s annual incentive plan to comply with certain exemptions available under Section 162(m) for certain performance-based compensation.

The Company’s 2005 Stock Plan is currently structured to comply with such exemptions so that stock options and other awards under that plan to its executive officers will be tax deductible under Section 162(m).

President and Chief Executive Officer Compensation

In general, the Compensation Committee reviews and fixes the base salary of the President and Chief Executive Officer based on comparable competitive compensation data, as well as the Compensation Committee’s assessment of such officer’s past performance and its expectations as to such officer’s future contributions to the Company’s leadership. Currently, the President and Chief Executive Officer’s base salary is $325,000. There have been no increases in his base salary since July 2003.

The Company achieved several milestones in 2004 and 2005, including: the successful completion of a number of Phase I and II clinical trials in oncology which led to regulatory clearance to proceed with later stage trials; regulatory clearance for a first-ever trial using its Vascular Disrupting Agent, CA4P, in combination with Avastin; progress in the Company’s development of its ortho-quinone pro-drug candidate, OXi4503; and successful completion of both two direct placement financings and a fully marketed follow-on offering that raised approximately $66 million in gross proceeds combined. In recognition of the President and Chief Executive Officer’s leadership in the achievement of these corporate milestones and his contributions to the Company, the President and Chief Executive Officer was awarded a bonus in the amount of $40,000 in 2004 and $80,000 in 2005.

RESPECTFULLY SUBMITTED,

THE COMPENSATION COMMITTEE

Arthur B. Laffer, Chairman
William N. Shiebler
J. Richard Zecher

AUDIT FEES

The following table presents fees for professional audit services rendered by Ernst & Young LLP for the audit of the Company’s annual financial statements for the years ended December 31, 2005 and December 31, 2004, and fees billed for other services rendered by Ernst & Young LLP during those periods.

	2005	2004

Audit fees:(1)	$285,500	$295,000
Audit related fees:(2)	1,500	34,000
Tax fees:(3)	15,000	13,000
All other fees:(4)	—	—

Total	$302,000	$342,000

(1)	Audit fees consisted of audit work performed in the preparation and audit of the annual financial statements, fees for the audit of the effectiveness of the Company’s system of internal control over financial reporting, as well as the audit of management’s assessment of the effectiveness thereof, review of quarterly financial statements, as well as work that generally only the independent auditor can reasonably be expected to provide, such as the provision of consents and comfort letters in connection with the filing of registration statements.

(2)	Audit related fees in 2005 consisted of fees for access to technical accounting information. Audit related fees in 2004 consisted of accounting consultation in connection with internal control reviews and fees for access to technical accounting information.

(3)	Tax fees consisted principally of assistance with tax compliance and reporting, as well as certain tax planning consultations.

(4)	There were no fees incurred in this category in either 2004 or 2005.

Policy on Audit Committee Pre-Approval of Audit and Permissible
Non-audit Services of Independent Registered Public Accounting Firm

Consistent with SEC policies regarding auditor independence, the Audit Committee has responsibility for appointing, setting compensation and overseeing the work of the independent registered public accounting firm. In recognition of this responsibility, the Audit Committee has established a policy to pre-approve all audit and permissible non-audit services provided by the independent registered public accounting firm.

Prior to engagement of the independent registered public accounting firm for the next year’s audit, management will submit an aggregate of services expected to be rendered during that year for each of four categories of services to the Audit Committee for approval.

1. Audit services include audit work performed in the preparation and audit of the annual financial statements, fees for the audit of the effectiveness of the Company’s system of internal control over financial reporting, as well as the audit of management’s assessment of the effectiveness thereof, review of quarterly financial statements, as well as work that generally only the independent auditor can reasonably be expected to provide, such as the provision of consents and comfort letters in connection with the filing of registration statements.

2. Audit-Related services are for assurance and related services that are traditionally performed by the independent auditor, including due diligence related to mergers and acquisitions, employee benefit plan audits, and special procedures required to meet certain regulatory requirements.

3. Tax services consist principally of assistance with tax compliance and reporting, as well as certain tax planning consultations.

4. Other Fees are those associated with services not captured in the other categories. The Company generally does not request such services from the independent auditor.

Prior to engagement, the Audit Committee pre-approves these services by category of service. The fees are budgeted, and the Audit Committee requires the independent registered public accounting firm and management to report actual fees versus the budget periodically throughout the year by category of service. During the year, circumstances may arise when it may become necessary to engage the independent registered public accounting firm for additional services not contemplated in the original pre-approval. In those instances, the Audit Committee requires specific pre-approval before engaging the independent registered public accounting firm.

The Audit Committee may delegate pre-approval authority to one or more of its members. The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.

AUDIT COMMITTEE REPORT

The members of the Audit Committee, which is comprised of four directors, have been appointed by the Board of Directors. The current members of the Committee are Messrs. William N. Shiebler, Per-Olof Söderberg, J. Richard Zecher, and Arthur B. Laffer (Chairman). All members of our Audit Committee meet the independence and experience requirements of the Nasdaq National Market. The Audit Committee is governed by a charter that has been adopted by the Board of Directors and is reviewed and reassessed annually by the Audit Committee.

This Audit Committee Report does not constitute soliciting material and shall not be deemed filed or incorporated by reference into any other filings of ours under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, or subject to Regulation 14A or 14C under the Exchange Act, except as specifically provided under the Exchange Act, or subject to the liabilities of Section 18 of the Exchange Act, except to the extent that we specifically request that this Audit Committee Report be treated as soliciting material or specifically incorporates this Audit Committee Report by reference therein.

The Audit Committee reviews the scope and timing of the independent registered public accounting firm’s audit and other services, and their report on our financial statements, the effectiveness of internal control over financial reporting and management’s assessment of internal control over financial reporting following completion of their audits. The Audit Committee also makes annual recommendations to the Board of Directors regarding the appointment of independent registered public accounting firms for the ensuing year.

Management is responsible for the preparation of our financial statements and the independent registered public accounting firm has the responsibility for the examination of those statements. The Audit Committee reviewed our audited financial statements for the year ended December 31, 2005 and met with both management and our external accountants to discuss those financial statements. Management and the independent registered public accounting firm has represented to the Audit Committee that the financial statements were prepared in accordance with generally accepted accounting principles. The Audit Committee also considered taxation matters and other areas of oversight relating to the financial reporting and audit process that the Audit Committee deemed appropriate.

The Audit Committee has received from the independent registered public accounting firm their written disclosure and letter regarding their independence from us as required by Independence Standards Board Standard No. 1, as may be modified or supplemented, and has discussed with the independent registered public accounting firm their independence. The Audit Committee also discussed with the independent registered public accounting firm any matters required to be discussed by Statement on Auditing Standards No. 61, as may be modified or supplemented.

Based upon the reviews and discussions described in this Audit Committee Report, the Audit Committee has recommended to the Board of Directors that the audited financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2005 for filing with the Securities and Exchange Commission.

RESPECTFULLY SUBMITTED,

THE AUDIT COMMITTEE

Arthur B. Laffer, Chairman
William N. Shiebler
Per-Olof Söderberg
J. Richard Zecher

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following tables set forth certain information with respect to the beneficial ownership of our common stock as of March 2, 2006, for (a) each of the executive officers named in the Summary Compensation Table on page 15 of this Proxy Statement, (b) each of our directors and director nominees, (c) all of our current directors and executive officers as a group and (d) each stockholder known by us to own beneficially more than 5% of our common stock. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and includes voting or investment power with respect to the securities. We deem shares of common stock that may be acquired by an individual or group within 60 days of March 2, 2006 pursuant to the exercise of options or warrants to be outstanding for the purpose of computing the percentage ownership of such individual or group, but such shares are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person shown in the tables. Except as indicated in footnotes to these tables, we believe that the stockholders named in these tables have sole voting and investment power with respect to all shares of common stock shown to be beneficially owned by them based on information provided to us by these stockholders. Percentage of ownership is based on 28,037,497 shares of common stock outstanding on March 2, 2006.

	Number of Shares
	Beneficially Owned
	and Nature of	Percent of
Name	Ownership	Class (%)

David Chaplin(1)	357,266	1.3
Richard Chin(2)	40,000	*
Joel-Tomas Citron(3)	647,227	2.3
Frederick W. Driscoll(4)	343,166	1.2
Arthur B. Laffer(5)	272,640	*
James B. Murphy(6)	120,000	*
William N. Shiebler(7)	163,500	*
Per-Olof Söderberg(8)	484,630	1.7
Scott Young(9)	66,666	*
J. Richard Zecher(10)	55,000	*

All current directors and executive officers as a group (ten persons)(11)	2,550,095	9.1

*	Indicates beneficial ownership of less than one percent of our outstanding shares of common stock.

(1)	Includes options to purchase 224,166 shares of common stock, which are exercisable within 60 days of March 2, 2006 (May 1, 2006) and 80,000 shares of restricted common stock granted in 2005, which vest in equal annual installments over a four-year period, all of which are subject to transfer and forfeiture restrictions.

(2)	Includes 40,000 shares of restricted stock granted in 2005, which vest in equal annual installments over a four-year period, all of which are subject to transfer and forfeiture restrictions.

(3)	Includes 175,000 shares of common stock subject to transfer restrictions, options to purchase 356,250 shares of common stock and 80,000 shares of restricted common stock granted in 2005, which vest in equal annual installments over a four-year period, all of which are subject to transfer and forfeiture restrictions.

(4)	Includes options to purchase 219,166 shares of common stock, which are exercisable within 60 days of March 2, 2006 (May 1, 2006) and 80,000 shares of restricted common stock granted in 2005, which vest in equal annual installments over a four year period, all of which are subject to transfer and forfeiture restrictions.

(5)	Includes options to purchase 62,500 shares of common stock, which are exercisable within 60 days of March 2, 2006 (May 1, 2006) and 40,000 shares of restricted common stock granted in 2005, which vest in equal annual installments over a four-year period, all of which are subject to transfer and forfeiture restrictions.

(6)	Includes options to purchase 80,000 shares of common stock, which are exercisable within 60 days of March 2, 2006 (May 1, 2006) and 40,000 shares of restricted common stock granted in 2005, which vest in equal annual installments over a four-year period, all of which are subject to transfer and forfeiture restrictions.

(7)	Includes 40,000 shares of common stock subject to transfer and forfeiture restrictions and options to purchase 62,500 shares of common stock, which are exercisable within 60 days of March 2, 2006 (May 1, 2006) and 40,000 shares of restricted common stock granted in 2005, which vest in equal annual installments over a four-year period, all of which are subject to transfer and forfeiture restrictions.

(8)	Includes 12,130 shares of common stock held by Mr. Söderberg’s wife and minor children, 20,000 shares of common stock subject to transfer and forfeiture restrictions, options to purchase 62,500 shares of common stock, which are exercisable within 60 days of March 2, 2006 (May 1, 2006) and 40,000 shares of restricted common stock granted in 2005, which vest in equal annual installments over a four-year period, all of which are subject to transfer and forfeiture restrictions.

(9)	Includes options to purchase 20,000 shares of common stock, which are exercisable within 60 days of March 2, 2006 (May 1, 2006) and 40,000 shares of restricted common stock granted in 2005, which vest in equal annual installments over a four-year period, all of which are subject to transfer and forfeiture restrictions.

(10)	Includes options to purchase 10,000 shares of common stock, which are exercisable within 60 days of March 2, 2006 (May 1, 2006) and 40,000 shares of restricted common stock granted in 2005, which vest in equal annual installments over a four-year period, all of which are subject to transfer and forfeiture restrictions.

(11)	Includes 215,000 shares of common stock subject to transfer restrictions, options to purchase 1,097,082 shares of common stock held by the directors and executive officers as a group and which are exercisable within 60 days of March 2, 2006 (May 1, 2006) and 520,000 shares of restricted common stock granted in 2005, which vest in equal annual installments over a four-year period, all of which are subject to transfer and forfeiture restrictions.

As of March 31, 2006, the following is the only entity (other than our employees as a group) known to us to be the beneficial owner of more than 5% of our outstanding common stock.

	Number of Shares
	Beneficially Owned
	and Nature of	Percent of
Name and Address of Beneficial Owner	Ownership	Class (%)

FMR Corp.	2,000,000	7.1
82 Devonshire Street
Boston, MA 02109

The determination that there were no other persons, entities or groups known to us to beneficially own more than 5% of our outstanding common stock was based on a review of all statements filed with respect to us since the beginning of the past fiscal year with the Securities and Exchange Commission pursuant to Section 13(d) or 13(g) of the Exchange Act.

EXECUTIVE COMPENSATION

The following Summary Compensation Table sets forth summary information as to compensation received by our Chief Executive Officer and each of the three other most highly compensated executive officers who received total salary and bonus of at least $100,000 during fiscal 2005 (collectively, the “named executive officers”) for services rendered to us in all capacities during the three fiscal years ended December 31, 2005.

SUMMARY COMPENSATION TABLE

							Long-Term Compensation Awards
		Annual Compensation					Restricted	Securities
					Other Annual		Stock	Underlying	All Other
Name and Principal Position	Year	Salary ($)		Bonus ($)	Compensation ($)		Awards ($)(1)	Options/SARs (#)	Compensation ($)(2)

Frederick W. Driscoll	2005	325,000		80,000	7,800	(3)	416,000	—	1,032
President and	2004	325,000		40,000	7,800	(3)	—	50,000	938
Chief Executive Officer	2003	291,346		100,000	2,400	(3)	—	100,000	853
David Chaplin, Ph.D.	2005	325,000	(4)	80,000	—		416,000	—	800
Chief Scientific	2004	325,000	(4)	40,000	—		—	50,000	727
Officer and Head of Research	2003	311,346	(4)	100,000	—		—	100,000	661
and Development
James B. Murphy(5)	2005	200,769		34,000	—		208,000	—	306
Vice President and	2004	151,615		20,000	—		—	20,000	278
Chief Financial Officer	2003	—		—	—		—	—	—
Scott Young	2005	220,769		50,000	—		208,000	—	228
Chief Operating Officer	2004	202,289		20,000	—		—	30,000	207
	2003	170,596		35,000	—		—	50,000	188

(1)	Represents the number of shares of restricted common stock awarded times the closing market price of our common stock on the date of grant in 2005. In October 2005, Messrs. Chaplin, Driscoll, Murphy and Young were granted 80,000, 80,000, 40,000 and 40,000 shares of restricted common stock, respectively, which vest in equal annual installments over a four-year period, all of which are subject to transfer and forfeiture restrictions. In the event that we pay dividends on our common stock, these shares would be entitled to receive such dividends. The aggregate value of these shares as of December 31, 2005 was $952,800. In the event that we pay dividends on our common stock, these shares would be entitled to receive such dividends.

(2)	Amounts set forth in the table under the heading “All Other Compensation” include the taxable portion of insurance premiums that we paid during 2005, 2004 and 2003 on behalf of the named executive officers, assuming, in each case, that the officer was employed by us during such year.

(3)	Represents the amount allotted to Mr. Driscoll for an automobile allowance.

(4)	Includes consulting fees of $120,000 in each of 2005, 2004, and 2003.

(5)	Mr. Murphy began employment with the Company on February 23, 2004.

EMPLOYMENT AGREEMENTS

Employment Agreement with Frederick W. Driscoll.  In October 2000, we entered into an employment agreement with Mr. Driscoll. Mr. Driscoll became our President of Operations and Finance in October 2000 and was appointed President and Chief Executive Officer in June 2002. Pursuant to the agreement, Mr. Driscoll currently receives a base salary of $325,000 per year. We may terminate the agreement on six months’ prior notice, and Mr. Driscoll may terminate the agreement on six months’ prior notice. We may also terminate the agreement prior to the end of its term for “cause” as defined in the agreement.

Employment Agreement with David Chaplin.  In July 2000, we entered into an employment agreement with Dr. Chaplin, our Chief Scientific Officer and Head of Research and Development. Pursuant to the agreement, Dr. Chaplin currently receives a base salary of $205,000 per year. In addition, Dr. Chaplin currently receives a consulting fee of $120,000 per year paid in equal quarterly installments. We may terminate the employment agreement on six months’ prior notice, and Dr. Chaplin may terminate the agreement on six months’ prior notice. We may also terminate the agreement prior to the end of its term for “cause” as defined in the agreement.

Employment Agreement with James B. Murphy.  In February 2004, we entered into an employment agreement with Mr. Murphy, our Vice President and Chief Financial Officer. Pursuant to the agreement, Mr. Murphy currently receives a base salary of $220,000 per year. We may terminate the agreement on thirty days’ prior notice, and Mr. Murphy may also terminate the agreement on thirty days’ prior notice. We may also terminate the agreement prior to the end of its term for “cause” as defined in the agreement.

Employment Agreement with Scott Young.  In January 2002, we entered into an employment agreement with Mr. Young, our Chief Operating Officer. Pursuant to the agreement, Mr. Young currently receives a base salary of $240,000 per year. We may terminate the agreement subject to all provisions of the agreement, and Mr. Young may terminate the agreement on thirty days’ prior notice. We may also terminate the agreement prior to the end of its term and without prior notice for “cause” as defined in the agreement.

Employment Agreement with Joel-Tomas Citron.  In January 2002, we entered into an employment agreement with Mr. Citron, our Chairman of the Board. The agreement had an original term of two years, and, in July 2003, its term was extended until January 2, 2006. Pursuant to the agreement, Mr. Citron currently receives base compensation in the amount of $200,000 per year plus an additional $48,000 per year as reimbursement for the cost of medical and health insurance and secretarial services incurred by Mr. Citron. The agreement sets forth the parameters of a bonus program which bonus, if earned, is payable in shares of our common stock. We may terminate the agreement prior to the end of its term for “cause” as defined in the agreement, and Mr. Citron may terminate the agreement on thirty days’ prior notice. We will extend the term of Mr. Citron’s agreement to January 2, 2008 effective as of January 2, 2006.

Pursuant to the agreements with Dr. Chaplin and Messrs. Driscoll, Murphy and Young, in the event of the termination of the executive officer’s employment following a change in control of the Company, as such term is defined in the agreements, each executive officer may be entitled to receive a payment of twelve months’ base salary plus any salary owed to the executive but unpaid as of the date of termination.

STOCK OPTION GRANTS IN OUR LAST FISCAL YEAR

No stock options were granted to the named executive officers in fiscal 2005.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND
FISCAL YEAR-END OPTION VALUES

The following table sets forth, as of December 31, 2005, the number of unexercised options held by each named executive officer and the aggregate value thereof based on the closing sale price of our common stock on the Nasdaq National Market System of $3.97 on December 31, 2005.

			Number of Securities		Value of the Unexercised
	Shares		Underlying Unexercised		In-The-Money Options at
	Acquired on	Value	Options at Fiscal Year-End		Fiscal Year-End(1)($)
Name	Exercise	Realized	Exercisable	Unexercisable	Exercisable	Unexercisable

Frederick W. Driscoll	—	—	219,166	70,834	555,800	—
David Chaplin	—	—	224,166	70,834	397,000	—
James B. Murphy	—	—	80,000	15,000	—	—
Scott Young	—	—	20,000	47,500	49,625	99,250

(1)	The value of unexercised in-the-money options at fiscal year end assumes a fair market value for our common stock of $3.97, the closing sale price per share of our common stock as reported on the Nasdaq National Market System on December 31, 2005.

EQUITY COMPENSATION PLAN INFORMATION

The following table provides certain aggregate information with respect to all of the Company’s equity compensation plans in effect as of December 31, 2005.

	(a)	(b)	(c)
Number of Securities
	Number of Securities		Remaining Available
	to be Issued	Weighted-Average	for Future Issuance
	Upon Exercise of	Exercise Price of	Under Equity Compensation
	Outstanding Options,	Outstanding Options,	Plans (Excluding Securities
Plan Category	Warrants and Rights	Warrants and Rights	Reflected in Column (a))

Equity compensation plans approved by security holders (the 1996 Stock Incentive Plan)	1,612,384	$6.35	—
Equity compensation plans approved by security holders (the 2005 Stock Plan)	60,000	$5.06	1,930,366
Equity compensation plans not approved by security holders	N/A	N/A	N/A

Total	1,672,384	$6.31	1,930,366

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Our Audit Committee reviews and approves in advance all related-party transactions.

David Chaplin Consulting Agreement.  In April 2001, we entered into a consulting agreement with David Chaplin Consultants Ltd., a company organized under the laws of the United Kingdom, of which David Chaplin, our Chief Scientific Officer and Head of Research and Development, is the sole shareholder. Pursuant to the agreement, we pay David Chaplin Consultants Ltd. consulting fees. Such consulting fees equaled $120,000 each in the fiscal years ended December 31, 2005, 2004 and 2003 and are included in the Summary Compensation Table above as Salary.

Per-Olof Söderberg Promissory Note.  On November 13, 2000, Mr. Söderberg exercised an option to purchase shares of restricted common stock via a promissory note to OXiGENE in the amount of $145,000. The principal amount outstanding under the promissory note accrues interest at a rate of 5.6% per year. The shares of restricted common stock have been pledged to us as security for payment of the obligations under the promissory note. As of March 31, 2006, the amount outstanding under the promissory note was $188,700. The principal amount, together with accrued interest on the principal amount, is to be repaid on November 13, 2006.

On June 29, 2005, Mr. Söderberg surrendered 10,856 shares of restricted common stock to us in satisfaction of his obligations under a promissory note dated as of September 1, 1999.

PERFORMANCE GRAPH

The following graph compares the annual percentage change in our cumulative total stockholder return on our common stock during a period commencing on December 31, 2000 and ending on December 31, 2005 (as measured by dividing (i) the sum of (A) the cumulative amount of dividends for the measurement period, assuming dividend reinvestment, and (B) the difference between our share price at the end and the beginning of the measurement period; by (ii) our share price at the beginning of the measurement period) with the cumulative total return of Standard & Poor’s Midcap 400 Index and the Nasdaq Biotechnology Index during such period. In prior years we have compared the total stockholder return of our common stock to the Standard & Poor’s 400 Biotechnology Index. We believe that the Nasdaq Biotechnology Index is a more representative index for comparison with our stock return performance. We have not paid any dividends on our common stock, and we do not include dividends in the representation of our performance. The stock price performance on the graph below does not necessarily indicate future price performance.

EXPENSES OF SOLICITATION

We will bear the costs of soliciting proxies from our stockholders. We will make this solicitation by mail, and our directors, officers and employees may also solicit proxies by telephone or in person, for which they will receive no compensation other than their regular compensation as directors, officers or employees. Arrangements will also be made with brokerage houses and other custodians, nominees and fiduciaries to send proxies and proxy materials to beneficial owners of our voting securities. We will reimburse these brokerage firms, custodians, nominees and fiduciaries for reasonable out-of-pocket expenses that are incurred by them.

CODE OF CONDUCT AND ETHICS

We have adopted a code of conduct and ethics that applies to all of our employees, including our Chief Executive Officer and Chief Financial Officer. The text of the code of conduct and ethics has been filed as an exhibit to our Annual Report on Form 10-K. Disclosure regarding any amendments to, or waivers from provisions of the code of conduct and ethics that apply to our directors, principal executive and financial officers will be included in a Current Report on Form 8-K within four business days following the date of the amendment or waiver, unless website posting of such amendments or waivers is then permitted by the rules of The Nasdaq Stock Market, Inc.

STOCKHOLDER PROPOSALS AND NOMINATIONS FOR DIRECTOR

Your eligibility as a stockholder to submit proposals and director nominations, the proper subjects of such proposals and other issues governing stockholder proposals and director nominations are regulated by the rules adopted under Section 14 of the Exchange Act. To be considered for inclusion in the proxy statement relating to our annual meeting of stockholders to be held in 2007 stockholder proposals and nominations must be received no later than January 12, 2007. If we do not receive notice of any matter to be considered for presentation at the annual meeting, although not to be included in the Proxy Statement, between February 26, 2007 and March 28, 2007 management proxies may confer discretionary authority to vote on the matters presented at the annual meeting by a stockholder in accordance with Rule 14a-4 under the Exchange Act. All stockholder proposals should be marked for the attention of The President, OXiGENE, Inc., 230 Third Avenue, Waltham, Massachusetts 02451.

OTHER MATTERS

The Board of Directors knows of no other business that will be presented at the Annual Meeting. If any other business is properly brought before the Annual Meeting, it is intended that proxies in the enclosed form will be voted in accordance with the judgment of the persons voting the proxies.

ANNUAL REPORT

A copy of our Annual Report to Stockholders for the fiscal year ended December 31, 2005 is being provided to each of our stockholders with this Proxy Statement. Additional copies may be obtained without charge by writing to OXiGENE, Inc., 230 Third Avenue, Waltham, Massachusetts 02451, Attention: Investor Relations.

Waltham, MA
April 28, 2006

ANNUAL MEETING OF STOCKHOLDERS OF
OXiGENE, INC.
230 Third Avenue
Waltham, MA 02451
June 14, 2006
Please date, sign and mail
your proxy card in the
envelope provided as soon
as possible.
ê Please detach along perforated line and mail in the envelope provided. ê
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF DIRECTORS.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED
ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒
1. Election of Directors:
☐	FOR ALL NOMINEES

☐	WITHHOLD AUTHORITY FOR ALL NOMINEES

☐	FOR ALL EXCEPT (See instructions below)
NOMINEES:
O Joel-Tomas Citron
O David Chaplin, Ph.D.
O Richard Chin, M.D.
O Frederick W. Driscoll
O Arthur B. Laffer
O William N. Shiebler
O Per-Olof Söderberg
O J. Richard Zecher

INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: ●
To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

Signature of Stockholder	Date:	Signature of Stockholder	Date:

Note:	Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

OXiGENE, INC.
THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING
OF STOCKHOLDERS TO BE HELD ON JUNE 14, 2006
The undersigned hereby appoints Frederick W. Driscoll and James B. Murphy, and each of them (with full power to act alone), proxies, with full power of substitution, to vote all shares of common stock of OXiGENE, Inc., a Delaware corporation (the “Company”), owned by the undersigned at the 2006 Annual Meeting of Stockholders of the Company to be held at the Benjamin Hotel at 125 East 50th Street, New York, NY 10022, on June 14, 2006, at 8:00 a.m., local time, and at any and all adjournments or postponements thereof.
THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED AND, IF NO INSTRUCTIONS TO THE CONTRARY ARE INDICATED, WILL BE VOTED FOR THE ELECTION OF THE NAMED NOMINEES AND APPROVAL OF THE PROPOSALS SET FORTH IN THE NOTICE OF ANNUAL MEETING OF STOCKHOLDERS. IN THEIR DISCRETION THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS OF THE MEETING.
THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF ANNUAL MEETING OF STOCKHOLDERS AND THE PROXY STATEMENT FURNISHED HEREWITH.
PLEASE MARK, SIGN, DATE AND PROMPTLY RETURN THIS PROXY CARD USING THE ENCLOSED ENVELOPE. YOU MAY REVOKE THIS PROXY AT ANY TIME PRIOR TO THE TAKING OF A VOTE ON THE MATTERS HEREIN.
(Continued and to be signed on reverse side.)
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